                                                                   EXHIBIT 10.18

                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of February 18, 1998, is entered into by and between PLANTRONICS, INC. a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

     A. The Company and the Bank are parties to a Credit Agreement dated as of February 19, 1997, as amended by a First Amendment to Credit Agreement dated as of May 15, 1997, effective as of February 19, 1997 (as so amended, the "Credit Agreement") pursuant to which the Bank has extended certain credit facilities to the Company.

     B. The Company has requested that the Bank agree to certain amendments of the Credit Agreement.

     C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2.    Amendments to Credit Agreement.

          (a) Section 1.01 of the Credit Agreement shall be amended by amending and restating the definition of "Applicable Rate" in its entirety to read as follows:

                 "Applicable Rate" means, for any day, with respect to any Offshore Rate Loan, CD Rate Loan or Base Rate Loan and the commitment and standby letter of credit fees payable hereunder, as the case may be, the applicable rate per annum set forth in the chart below under the caption "Offshore Rate Margin," "CD Rate Margin," "Base Rate Margin," "Commitment Fee," and "Standby Letter of Credit Fee," as the case may be, based upon the respective Performance Levels in effect on such day as set forth below.

-------------------------------------------------------------------------------------------------------
                                             Offshore       Base                          Standby
                              CD Rate        Rate           Rate           Commit-        Letter of
                              Margin         Margin         Margin         ment Fee       Credit Fee
-------------------------------------------------------------------------------------------------------
Performance Level 1           0.6250%        0.5000%        0.0000%        0.1000%        0.5000%
Net Funded Debt to EBITDA
Ratio
< 1.50 to 1.00
-------------------------------------------------------------------------------------------------------
Performance Level 2           0.7500%        0.6250%        0.0000%        0.1500%        0.6250%
Net Funded Debt to EBITDA
Ratio
< 2.00 to 1.00 but
>1.50 to 1.00
-
-------------------------------------------------------------------------------------------------------
Performance Level 3           1.1250%        1.0000%        0.0000%        0.2000%        1.0000%
Net Funded Debt to EBITDA
Ratio
< 2.50 to 1.00 but
>2.00 to 1.00
-------------------------------------------------------------------------------------------------------
Performance Level 4           1.3750%        1.2500%        0.2500%        0.3000%        1.2500%
Net Funded Debt to EBITDA
Ratio
>2.50 to 1.00
-------------------------------------------------------------------------------------------------------

                     The applicable Performance Level as of any day shall be determined by reference to the Net Funded Debt to EBITDA Ratio as of the last day of the fiscal quarter most recently ended on or prior to such day, and any change in the Performance Level shall become effective upon the delivery to the Bank of the Compliance Certificate required to accompany the financial statements delivered pursuant to Section 7.01 upon which such change is based, which Compliance Certificate shall set forth in reasonable detail the calculation of the Net Funded Debt to EBITDA Ratio.

                     Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, at any time prior to the time the first delivery of financial statements under Section 7.01 after the Closing Date, the Applicable Rate shall be determined as if the Net Funded Debt to EBITDA Ratio were at Performance Level 1.

             (b) Section 1.01 of the Credit Agreement shall be amended by amending and restating the definition of "Revolving Termination Date" in its entirety to read as follows:

                     "Revolving Termination Date" means the earlier to occur of:

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
                  (a)   February 17, 1999; and

                  (b) the date on which the Commitment shall terminate in accordance with the provisions of this agreement.

            (c) Section 8.13 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  8:13 Tangible Net Worth. The company shall not permit Tangible
            Net Worth on a consolidated basis as of the last day of any fiscal quarter to be less than the sum of (a) 90% of Tangible Net Worth as of the quarter ended September 30, 1997 minus (b) the lesser of (i) the amount of its stock repurchased by the Company after September 30, 1997; provided that such repurchases are otherwise permitted hereunder, and (ii) $25,000,000 plus (c) 50% of the Company's consolidated net income (but not less any net losses for any period) earned in each fiscal quarter starting with the quarter ended December 31, 1997 plus (d) 75% of the net proceeds of any equity securities issued after September 30,1997 plus (e) 75% of any increase in stockholders' equity resulting from the conversion of debt securities to equity securities after September 30, 1997.

      (d) Schedule 2 to Exhibit C to the Credit Agreement (the form of Compliance Certificate) is hereby amended and restated in its entirety to read as set forth in Schedule 2 attached hereto.

      3. Representations and Warranties. The Company hereby represents and warrants to the Bank as follows:

            (a)   No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

            (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such date.

            (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.


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
      4. Effective Date. This Amendment will become effective as of February 18, 1998 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

            (a) The Bank has received from the Company a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

            (b) The Bank has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment, along with an incumbency certificate.

      5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar amendments under the same or similar circumstances in the future.

      6.    Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Credit Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

            (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed



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herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

            (g) Company covenants to pay or reimburse the Bank, within 30 Business Days after demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.



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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.



                              PLANTRONICS, INC.


                              By: /s/ BARBARA V. SCHERER
                                 ---------------------------------
                              Title: Barbara V. Scherer, Vice President
                                     of Administration & Finance, Chief
                                     Financial Officer

                              By: /s/ JOHN A. KNUTSON
                                 ---------------------------------
                              Title: John A. Knutson, Vice President
                                     Legal, Senior General Counsel, Secretary


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION


                              By:
                                 ---------------------------------
                              Title:
                                 ---------------------------------




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
      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.



                              PLANTRONICS, INC.


                              By:
                                 ---------------------------------
                              Title:
                                 ---------------------------------

                              By:
                                 ---------------------------------
                              Title:
                                 ---------------------------------


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION


                              By: /s/  JAMES P. JOHNSON
                                 ---------------------------------
                              Title: JAMES P. JOHNSON
                                 ---------------------------------
                                       Managing Director



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
                                                     Date:              ,
                                                          -------------- -------
                                                     For the fiscal quarter/year
                                                     ended              ,
                                                          -------------- -------

                               PLANTRONICS, INC.
                                   SCHEDULE 2
                         to the Compliance Certificate
                                ($ in 000's)(1)

                                                Actual                  Required/Permitted
                                                ------                  ------------------

1.    Section 8.12 Net Funded Debt to
      EBITDA Ratio.

      The ratio of:

      A.    Net Funded Debt:
            the difference of:

            (i)   Indebtedness(2)
                                                -------
                      plus
                      ----
            (ii)  Guaranty Obligations(2)
                                                -------
                      less
                      ----
            (iii) cash and Cash
                  Equivalents(3)
                                                -------
                  (i)+(ii)-(iii)
                                                -------
      B.    EBITDA(4)
            the sum of:

            (i)   net income or loss(5)
                                                -------
                      plus
                      ----
            (ii)  depreciation
                                                -------
                      plus
                      ----
            (iii) amortization
                                                -------
                      plus
                      ----
            (iv)  interest
                                                -------
                      plus
                      ----
            (v)   taxes on income
                                                -------
                      plus
                      ----
            (vi)  non-cash expenses or
                  charges for
                  management stock
                  compensation
                                                 -------

--------------------

(1) All items determined on a consolidated basis and in accordance with GAAP, consistently applied.

(2)   See definition of Net Funded Debt for certain items excluded.

(3)   Not subject to any Lien, and to extent exceeding $5,000,000.

(4)   Calculated on a rolling four-quarter basis.

(5)   Without giving effect to extraordinary losses or gains.

                                                        Actual                      Required/Permitted
                                                        ------                      ------------------
                    (i)+(ii)+(iii)+(iv)+(v)+(vi)
                                                         -----
                                A
                               ---
                                B                        =====  Not more than 3.00

2.   Section 8.13 Tangible Net Worth.
     Tangible Net Worth:                                        Not to be less than the sum of:

     (i)   gross book value of assets                    _____  A.  Tangible Net Worth as of 9/30/97.

                  less                                              (1)   gross book value of assets                      _____
                  ----
     (ii)  goodwill, licensing agreements,                                           less
           patents, trademarks, trade names,                                         ----
           organization expenses, treasury stock,                   (ii)  goodwill, licensing agreements, trademarks,
           unamortized debt discount and premium,                         trade names, organization expenses, treasury
           deferred charges and other like intangibles   _____            stock, unamortized debt discount and premium,
                                                                          deferred charges and other like intangibles.    _____

                  less                                                               less
                  ----                                                               ----

     (iii) reserves applicable to assets (including                 (iii) reserves applicable to assets (including
           reserves for depreciation and amortization)   _____            reserves for depreciation and amortization)     _____

                  less                                                               less
                  ----                                                               ----

     (iv) all liabilities (including accrued and                    (iv)  all liabilities (including accrued and
          deferred income taxes and any subordinated                      deferred income taxes and subordinated
          liabilities)                                   _____            liabilities)                                    _____

          (i)-(ii)-(iii)-(iv)                        =                    (i)-(ii)-(iii)-(iv)                          =
                                                         =====                                                            =====
                                                                                                                         x  90%
                                                                                                                               (6)
                                                                                                                          =====
                                                                                     LESS
                                                                                     ----
                                                                    B.  Stock repurchases after 9/30/97 (not to exceed
                                                                        $25,000,000)                                      _____

                                                                                     plus
                                                                                     ----

-------------------------
(6)  Calculation will  need to be done for first compliance certificate only; thereafter this number will be inserted.



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
                                                        Actual                     Required/Permitted
                                                        ------                     ------------------
                                                                 C.  50% of net income after Income taxes (without
                                                                     Subtracting losses) Earned after 9/30/97            ____

                                                                                       plus
                                                                                       ----

                                                                 D.  75% of net proceeds from any equity security
                                                                     issued after 9/30/97                                ____

                                                                                       plus
                                                                                       ----

                                                                 E.  75% of any increase in stockholder's equity
                                                                     resulting from the conversion of debt
                                                                     securities to equity securities after 9/30/97      ____

                                                                                  A - B + C + D + E                 =
                                                                                                                        ====
3.  Section 8.14 Interest Coverage Ratio.(7)
    The ratio of:
    A.  Adjusted EBITDA
        (i)    EBITDA (from 1(B) above)               _____

                  less
                  ----

        (ii)   Capital Expenditures                   _____

                  (i) - (ii)                          _____

    B.  Cash Interest Expense
        (i)  Total interest expense (including
             commissions, discounts, fees and other
             charges in connection with standby
             letters of credit and similar
             instruments                              _____

                  less
                  ----

        (ii) Non-cash items included in
             (i)                                      _____
                  (i) - (ii)                          _____

                      A
                      -
                      B                                      Not less than 3.00
                                                      =====

---------------
(7)  Calculated on a rolling four-quarter basis.



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